(GRAPHIC APPEARS HERE)



                                  Mutual Fund
                                    Annual Report
                                       December 31, 1999





U.S.Bond Index Fund



                                                (GRAPHIC APPEARS HERE)

U.S. Bond Index Fund

Table of Contents


        Letter to Shareholders                                     3

        U.S. Bond Index Fund

              Statement of Assets and Liabilities                  6
              Statement of Operations                              7
              Statements of Changes in Net Assets                  8
              Financial Highlights                                 9
              Notes to Financial Statements                       10
              Report of Independent Accountants                   12
              Tax Information                                     12

        U.S. Bond Index Portfolio

              Schedule of Portfolio Investments                   13
              Statement of Assets and Liabilities                 19
              Statement of Operations                             20
              Statements of Changes in Net Assets                 21
              Financial Highlights                                22
              Notes to Financial Statements                       23
              Report of Independent Accountants                   25

        Proxy Results                                             26


                                ---------------
              The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                                ---------------

U.S. Bond Index Fund

Letter to Shareholders


We are pleased to present you with this annual report for the U.S. Bond Index Fund (the "Fund"), providing a detailed review of the market, the Portfolio, and our outlook. Included are a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
In contrast to the strong performance of 1998, the U.S. bond markets overall performed weakly during 1999, with the yield on the 10-year Treasury rising from 4.65% on December 31, 1998 to 6.44% on December 31, 1999. In fact, interest rates in the U.S. rose in ten of the twelve months. The increase in yield, which causes depreciation in price, produced a negative return in the Lehman Aggregate Bond Index for the annual period, even with the coupon income. This was only the second time in history that this Index posted a negative annual return.

The fixed income markets came under pressure right from the start of the year, as continued strength in the U.S. economy renewed concerns about a possible tightening by the Federal Reserve Board.
o In his Humphrey-Hawkins testimony, Federal Reserve Board Chairman Greenspan said that the U.S. economy appeared to be "stretched," and that after eight years of expansion, it remained uncertain whether the economy could continue to grow without a pick-up in inflation. Despite questioning whether the third easing engineered late in 1998 to address the global turmoil remained appropriate as market disturbances abated, Greenspan mentioned that the Federal Reserve Board stood ready to move interest rates in either direction if events warranted.
o Meanwhile, the U.S. economy continued to fire on all cylinders, and the inflation picture remained tame. Foreign economies, such as Japan, stabilized and showed signs of recovery.
o At their June meeting on the last day of the month, the Federal Reserve Board raised the targeted federal funds rate by 0.25% to 5.00%. While there was still little evidence of inflation, this monetary policy tightening was intended to make sure the economy did not get derailed by a spiral of rising wages and prices.


INVESTMENT REVIEW

                                Cumulative Total Returns   Average Annual Total Returns

   Periods ended                   Past 1      Since            Past 1       Since
   December 31, 1999                year     inception           year      inception
   -----------------                ----     ---------           ----      ---------
U.S. Bond Index Fund(1)
   Institutional Class Shares
   (inception 6/30/97)             -1.30%      14.37%           -1.30%       5.51%
Lehman Brothers Aggregate
   Bond Index(2)                   -0.82%      14.65%           -0.82%       5.62%
Lipper U.S. Bond Index
   Funds Average(3)                -0.79%      14.72%           -0.79%       5.64%

----------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) This index is unmanaged, and investments cannot be made in an index.
(3) Lipper figures represent the average of the total returns, reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

U.S. Bond Index Fund

Letter to Shareholders


PORTFOLIO DIVERSIFICATION
By Sector as of December 31, 1999 (percentages are based on net assets)

U.S. Government & Agency                              39%
U.S.Treasury Securities                               32
Industrial                                             9
Financial                                              7
Utility                                                3
Asset Backed Securities                                2
Cash & Other Assets                                    2
Foreign Finance                                        2
Foreign Government                                     2
Medium-Term Notes                                      2

During the second half of 1999, the U.S. bond markets continued to post weak returns, impacted by two additional Federal Reserve Board tightenings.
o On August 24th, the Federal Reserve Board tightened a second time, raising the targeted federal funds rate by 0.25% to 5.25%. Shortly after, Chairman Greenspan made comments suggesting that the Fed would pay close attention to the stock market and its impact on the economy. These comments prompted the fixed income markets to sell off; yields continued to climb.
o On November 16th, the Fed tightened monetary policy for a third time, bringing the federal funds rate to 5.50% from 4.75% at the start of the year.
o Although it left rates unchanged with a neutral bias at its December meeting, the Fed's hawkish comments after the meeting put additional pressure on the bond markets as 1999 came to a close.
o Signs of a very strong economy continued throughout, climaxing with a solid holiday season.

Overall, on a duration-adjusted basis, both mortgage-backed securities and corporate bonds outperformed Treasuries for 1999.
o Increased liquidity coupled with strength in the U.S. economy helped corporate bond spreads narrow and allowed them to post their best relative return since 1991. In fact, on a duration-adjusted basis, corporate bonds outperformed Treasuries by over 1.70%.
o Lower quality corporate bonds outperformed the higher quality for the annual period, and the Yankee sector, i.e. dollar-denominated bonds issued in the U.S. by foreign corporations, was the best performing sector within the corporate bond market.
o Mortgage-backed securities did not do quite as well as corporate bonds for the year, but still outperformed Treasuries by over 1.10%.
o The mortgage-backed sector became the single largest asset class within the Lehman Aggregate Bond Index during 1999, surpassing Treasuries. Specifically, mortgages had a more than 34% Index weighting as of December 31, 1999, as compared to a 32.5% weighting for Treasuries.

The Fund's benchmark, the Lehman Brothers Aggregate Bond Index, is a broad market-weighted index, which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, international (dollar-denominated) investment grade bonds, and mortgage-backed securities, with maturities greater than one year.

MANAGER OUTLOOK
As of this writing just past the new year, we know that the concerns and fears surrounding Y2K turned out to be a non-event. The world at large and the financial markets in particular continued to hum along without interruption. Looking ahead for the near term, we believe the U.S. economy still has substantial momentum, and the financial fundamentals for both households and businesses remain strong. Thus, we also believe that it will take somewhat higher interest rates to tone down the economy. The Federal Reserve Board could, in our view, continue to increase rates in the first half of the year 2000, as it seeks to slow real economic growth to a more sustainable pace. Should the Fed tighten and should inflation pick up a bit, we expect yields may drift modestly higher and the yield curve may flatten. Clearly, the degree of tightening and the timing of the Federal Reserve Board's next moves will be key to U.S. bond market performance in the months ahead.

Of course, as an index fund, designed to replicate as closely as possible (before deduction of expenses) the investment performance of the Lehman Brothers Aggregate Bond Index, we neither evaluate short-term fluctuations in the Fund's performance nor manage

U.S. Bond Index Fund

Letter to Shareholders



according to a given outlook for the bond markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets, as we seek to closely track the performance of the broad U.S. bond market.

We appreciate your support of the U.S. Bond Index Fund and look forward to continuing to serve your investment needs for many years ahead.


                             /s/ Louis R. D'Arienzo

                               Louis R. D'Arienzo
               Portfolio Manager of the U.S. Bond Index Portfolio
                               December 31, 1999






Performance Comparison

         U.S. BOND INDEX FUND AND LEHMAN BROTHERS AGGREGATE BOND INDEX GROWTH OF A $10,000 INVESTMENT (SINCE JUNE 30, 1997)

                               (GRAPHIC APPEARS HERE)

       U.S. Bond Index Fund - $11,437     Lehman Aggregate Bond Index - $11,465
 6/97             10,000                                    10,000

12/97             10,652                                    10,636
 6/98             11,072                                    11,054

12/98             11,588                                    11,560
 6/99             11,379                                    11,402

12/99             11,437                                    11,456


       Institutional Total Return for the Period Ended December 31, 1999

                   One Year (1.30)% Since 6/30/97(1) 5.51%(2)

----------
(1) The Fund's inception date.
(2) Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Aggregate Bond Index is unmanaged and investments may not be made in an index. The index return does not reflect expenses, which have been deducted from the Funds return. Performance figures assume the reinvestment of dividends and capital gain distributions.

U.S. Bond Index Fund

Statement of Assets and Liabilities

                                                                                As of
                                                                                December 31, 1999
                                                                                -----------------
Assets
      Investment in U.S. Bond Index Portfolio, at Value                          $     92,659,716
      Receivable for Shares of Beneficial Interest Subscribed                             481,387
      Prepaid Expenses and Other                                                           25,652
                                                                                 ----------------
Total Assets                                                                           93,166,755
                                                                                 ----------------
Liabilities
      Dividends Payable                                                                   476,571
      Accrued Expenses                                                                     29,232
      Due to Bankers Trust                                                                  3,605
                                                                                 ----------------
Total Liabilities                                                                         509,408
                                                                                 ----------------
Net Assets                                                                       $     92,657,347
                                                                                 ================

Composition of Net Assets
      Paid-in Capital                                                            $     95,695,943
      Undistributed Net Investment Income                                                  28,147
      Accumulated Net Realized Loss from Investment Transactions                         (573,233)
      Net Unrealized Depreciation on Investment                                        (2,493,510)
                                                                                 ----------------
Net Assets                                                                       $     92,657,347
                                                                                 ================
Shares Outstanding ($0.001 par value per share, unlimited number of
      shares of beneficial interest authorized)                                         9,496,854
                                                                                 ================
Net Asset Value, Offering and Redemption Price Per Share
      (net assets divided by shares outstanding)                                 $           9.76
                                                                                 ================


                       See Notes to Financial Statements.

U.S. Bond Index Fund

Statement of Operations


                                                                               For the year ended
                                                                                December 31, 1999
                                                                                -----------------
Investment Income
      Income Allocated from U.S. Bond Index Portfolio, net                          $   3,633,156
                                                                                    -------------
Expenses
      Administration and Services Fees                                                    124,261
      Professional Fees                                                                    27,811
      Trustees Fees                                                                        21,879
      Printing and Shareholder Reports                                                     17,664
      Registration Fees                                                                     8,757
      Commitment Fees                                                                       2,046
      Tax Expense                                                                             690
      Miscellaneous                                                                        10,689
                                                                                    -------------
Total Expenses                                                                            213,797
Less: Fee Waivers or Expense Reimbursements                                              (182,731)
                                                                                    -------------
Net Expenses                                                                               31,066
                                                                                    -------------
Net Investment Income                                                                   3,602,090
Realized and Unrealized Loss on Investment
      Net Realized Loss from Investment Transactions                                     (569,891)
      Net Change in Unrealized Appreciation/Depreciation of Investment                 (3,268,117)
                                                                                    -------------
Net Realized and Unrealized Loss on Investment                                         (3,838,008)
                                                                                    -------------
Net Decrease in Net Assets from Operations                                          $    (235,918)
                                                                                    =============


                       See Notes to Financial Statements.

U.S. Bond Index Fund

Statements of Changes in Net Assets

                                                                                     For the years ended December 31,
                                                                                      1999                     1998
Increase (Decrease) in Net Assets from:
Operations
            Net Investment Income                                              $    3,602,090            $   1,250,303
            Net Realized Gain (Loss) from Investment
                 Transactions                                                        (569,891)                 114,224
            Net Change in Unrealized Appreciation/Depreciation
                 on Investment                                                     (3,268,117)                 348,343
                                                                               --------------            -------------
Net Increase (Decrease) in Net Assets from Operations                                (235,918)               1,712,870
                                                                               --------------            -------------
Distributions to Shareholders
            Net Investment Income
                 Institutional Class                                               (3,602,090)              (1,079,624)
                 Advisor Class                                                             --                 (169,643)
            Net Realized Gain from Investment Transactions
                 Institutional Class                                                       --                 (275,177)
            Advisor Class                                                                  --                       --
                                                                               --------------            -------------
Total Distributions                                                                (3,602,090)              (1,524,444)
                                                                               --------------            -------------
Capital Transactions in Shares of Beneficial Interest
            Net Increase Resulting from Institutional
                 Class Shares                                                      56,705,230               31,539,521
            Net Decrease Resulting from Advisor
                 Class Shares(1)                                                           --                 (298,845)
                                                                               --------------            -------------
Net Increase from Capital Transactions in Shares of
            Beneficial Interest                                                    56,705,230               31,240,676
                                                                               --------------            -------------
Total Increase in Net Assets                                                       52,867,222               31,429,102
Net Assets
Beginning of Year                                                                  39,790,125                8,361,023
                                                                               --------------            -------------
End of Year (includes undistributed net investment
            income of $28,147 and $15,998 for the years
             ended December 31,1999 and 1998, respectively)                    $   92,657,347            $  39,790,125
                                                                               =============             =============


----------
(1) Advisor Class Shares were converted to Institutional Class Shares on July 10, 1998.


                       See Notes to Financial Statements.

U.S. Bond Index Fund

Financial Highlights


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the U.S. Bond Index Fund.


                                                         Institutional Class Shares              Advisor Class Shares
                                                                                For the                          For the
                                                                                 period                          period
                                                                                June 30,         For the         June 30
                                                                                 1997(2)         period          1997(2)
                                                   For the years ended          through          ended          through
                                                       December 31,             Dec. 31,        July 10,        Dec. 31,
                                                   1999           1998(1)         1997           19981           1997
                                                   ----           -------         ----           -------         ----
Per Share Operating Performance:
Net Asset Value, Beginning of Period              $10.47          $10.29         $10.00           $10.26          $10.00
                                                  ------          ------         ------           ------          ------
Income from Investment Operations
     Net Investment Income                          0.57            0.59           0.33             0.32            0.32
     Net Realized and Unrealized
          Gain (Loss) on Investment
          Transactions                             (0.70)           0.29           0.32             0.09            0.29
                                                  ------          ------         ------           ------          ------
Total from Investment Operations                   (0.13)           0.88           0.65             0.41            0.61
Distributions to Shareholders
     Net Investment Income                         (0.58)          (0.61)         (0.32)           (0.32)          (0.31)
     Net Realized Gain from Investment
          Transactions                                --           (0.09)         (0.04)              --           (0.04)
                                                  ------          ------         ------           ------          ------
Total Distributions                                (0.58)          (0.70)         (0.36)           (0.32)          (0.35)
                                                  ------          ------         ------           ------          ------
Net Asset Value, End of Period                    $ 9.76          $10.47         $10.29           $10.35          $10.26
                                                  ======          ======         ======           ======          ======
Total Investment Return                            (1.30)%          8.78%          6.52%            3.60%           6.15%
Supplemental Data and Ratios:
     Net Assets, End of Period
          (000s omitted)                         $92,657         $39,790        $ 8,119           $   --         $   242
     Ratios to Average Net Assets:
               Net Investment Income                5.79%           5.70%          6.32%(3)         5.81%(3)        6.31%(3)
               Expenses After Waivers,
                    Including Expenses of the
                    U.S. Bond Index Portfolio       0.15%           0.15%          0.15%(3)         0.35%(3)        0.35%(3)
               Expenses Before Waivers,
                    Including Expenses of the
                    U.S. Bond Index Portfolio       0.56%           0.90%          0.86%(3)         0.64%(3)       14.88%(3)
               Decrease Reflected in Above
                    Expense Ratio Due to Fee
                    Waivers or Expense
                    Reimbursements                  0.41%           0.75%          0.71%(3)         0.29%(3)       14.53%(3)

----------
(1) Advisor Class Shares were converted to Institutional Class Shares on July 10, 1998.
(2) Commencement of Operations.
(3) Annualized.


                       See Notes to Financial Statements.

U.S. Bond Index Fund

Notes to Financial Statements


Note 1--Organization and Significant
        Accounting Policies
A. Organization
BT Advisor Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 24, 1995, as a business trust under the laws of the Commonwealth of Massachusetts. The U.S. Bond Index Fund (the "Fund") is one of the funds offered to investors by the Trust.

The Fund offers one class of shares to investors, the Institutional Class. The Institutional Class began operations and offering shares of beneficial interest on June 30, 1997. The Fund previously offered another class of shares, the Advisor Class. On July 10, 1998, the Fund's Advisor Class was closed and all Advisor Class shares were exchanged into the Fund's Institutional Class based on a 1 to 1.0048 exchange ratio. As a result of the exchange, 780,950 shares of the Institutional Class, representing $8,121,885 in net assets, were issued at the net asset value of $10.40 per share.

The Fund seeks to achieve its investment objective by investing all of its investable assets in the U.S. Bond Index Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At December 31, 1999, the Fund's proportionate interest in net assets of the Portfolio was approximately 84%.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Security Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

C. Investment Income
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions
It is the Fund's policy to declare dividends daily and pay them monthly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made annually to the extent they exceed any capital loss carryforwards.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The Fund has deferred a post October capital loss of $326,936 to next year.

F. Other
The Trust accounts separately for the assets, liabilities and operations of the Fund. Expenses directly attributable to each fund are charged to that fund, while expenses that are attributable to the Trust are allocated among the funds in the Trust. Investment transactions are accounted for on a trade date basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with
        Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust

U.S. Bond Index Fund

Notes to Financial Statements


provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .20% of average daily net assets.

Bankers Trust has contractually agreed to waive its fees through April 30, 2000 and reimburse expenses of the Fund, to the extent necessary, to limit the expenses of the Institutional Class to .05% of the average daily net assets of the Fund excluding expenses of the Portfolio and .15% of the average daily net assets of the Institutional Class, including expenses of the Portfolio.

ICC Distributors, Inc. provides distribution services to the Fund.

Note 3--Shares of Beneficial Interest

At December 31, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                               Institutional Class Shares(1)
                 -------------------------------------------------------------
                       For the Year Ended             For the Year Ended
                        December 31, 1999              December 31, 1998
                 -------------------------------------------------------------
                     Shares         Amount          Shares          Amount
                 -------------  --------------   -----------    --------------
Sold                 7,130,789     $71,404,613     2,260,374       $23,757,235
Reinvested             321,587       3,209,245       101,987         1,067,174
Redeemed            (1,754,698)    (17,908,628)     (133,268)       (1,406,773)
Exchanged                   --              --       780,950         8,121,885
                 -------------  --------------   -----------    --------------
Net Increase         5,697,678     $56,705,230     3,010,043       $31,539,521
                 =============  ==============   ===========    ==============


                     Advisor Class Shares(1)
-----------------------------------------------
                     For the Year Ended
                      December 31, 1998
-----------------------------------------------
                    Shares            Amount
                ------------      -------------
Sold                 762,794      $   7,840,310
Reinvested            11,878            122,192
Redeemed             (13,500)          (139,462)
Exchanged           (784,723)        (8,121,885)
                ------------      -------------
Net Decrease         (23,551)     $    (298,845)
                ============      =============


----------
(1) On July 10, 1998 shareholders of the Advisor Class exchanged their shares into the Institutional Class and the Advisor Class ceased operations.


Note 4--Capital Loss Carryforwards
At December 31, 1999, capital loss carryforwards available as a reduction against future net realized capital gains consisted of $246,297, which will expire in 2007.

Note 5--Class Name Change
On April 30, 2000, the Class will change its name from U.S. Bond Index Fund Institutional Class to U.S. Bond Index Fund--Premier Class.

U.S. Bond Index Fund

Report of Independent Accountants


To the Trustees of BT Advisor Funds and the
Shareholders of U.S. Bond Index Fund

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Bond Index Fund (one of the funds comprising the BT Advisor Funds, hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2000




Tax Information (Unaudited) For the Tax Year Ended December 31, 1999

We are providing this information as required by the Internal Revenue Code. The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund's distributions to shareholders included $3,264 from long-term capital gains, all of which is taxable at the 20% capital gains rate.

Of the ordinary distributions made during the year ended December 31, 1999, 57.54% have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

U.S. Bond Index Portfolio

Schedule of Portfolio Investments December 31, 1999


 Principal
  Amount          Securities                              Value
 --------         ----------                              -----
               Corporate Debt
               Non-Convertible - 18.6%
               Financial - 7.1%
               ABN Amro Bank,
$   540,000     7.125%, 6/18/07                       $    526,194
               Ahold Finance USA,
     10,000     6.25%, 5/1/09                                9,087
               Allstate Corp.,
    100,000     7.20%, 12/1/09                              97,279
               American General Finance,
    225,000     7.25%, 5/15/05                             223,661
               Associates Corp.,
    250,000     6.75%, 7/15/01                             249,580
               Bank One Corp.,
    200,000     7.125%, 5/15/07                            193,388
               BankAmerica Corp.:
    200,000     7.125%, 5/12/05                            197,335
    200,000     7.125%, 5/1/06                             196,403
               Bank of New York,
     65,000     7.30%, 12/1/09                              63,793
               Barclays Bank PLC,
     60,000     7.40%, 12/15/09                             59,050
               Bear Stearns Co.:
     40,000     6.15%, 3/2/04                               38,193
    400,000     7.08%, 6/15/09                             390,651
               Chase Manhattan Corp.,
    300,000     7.125%, 6/15/09                            291,477
               Chrysler Financial Corp.,
    100,000     6.95%, 3/25/02                             100,187
               CIT Group,
     75,000     7.125%, 10/15/04                            74,469
               Citigroup, Inc.,
    200,000     8.625%, 2/1/07                             212,552
               Conoco, Inc.,
     15,000     6.35%, 4/15/09                              13,902
               Countrywide Funding Corp.,
    500,000     6.875%, 9/15/05                            485,103
               Deutsche Ausgleichsbank,
     25,000     6.50%, 9/15/04                              24,541
               Dresdner Bank,
     40,000     6.625%, 9/15/05                             38,224


 Principal
  Amount          Securities                              Value
 --------         ----------                              -----
               FHLMC:
$   450,000     6.25%, 10/15/02                       $    446,064
    250,000     6.25%, 7/15/04                             244,250
    125,000     6.75%, 9/15/29                             118,640
               First Union Corp.,
    100,000     7.50%, 7/15/06                              99,672
               Fleet Financial Group,
     65,000     7.375%, 12/1/09                             63,686
               Ford Motor Credit:
    200,000     7.20%, 6/15/07                             196,834
    200,000     7.375%, 10/28/09                           197,844
               General Electric Capital,
    500,000     8.125%, 4/1/08                             519,136
               General Motor Acceptance Corp.,
    100,000     9.625%, 5/15/00                            101,179
               Goldman Sachs Group:
     15,000     6.65%, 5/15/09                              13,998
     50,000     7.35%, 10/1/09                              48,924
               Heller Financial,
     30,000     6.00%, 3/19/04                              28,445
               HSBC Holding PLC,
    100,000     7.50%, 7/15/09                              98,790
               IBM Corp.,
    100,000     6.50%, 1/15/28                              88,789
               John Deere Capital,
     35,000     6.00%, 2/15/09                              31,026
               Key Corp.,
    100,000     7.50%, 6/15/06                              99,413
               Lehman Brothers Holdings:
     10,000     7.00%, 5/15/03                               9,866
    100,000     6.625%, 4/1/04                              96,963
    150,000     7.875%, 11/1/09                            149,956
               MBIA, Inc.,
    125,000     9.375%, 2/15/11                            141,193
               Merrill Lynch & Co., Inc.,
    300,000     6.64%, 9/19/02                             297,087
               Motorola Inc.,
    200,000     7.60%, 1/1/07                              200,878
               National Westminister Bank,
     50,000     7.375%, 10/1/09                             48,909
               NationsBank Corp.,
    100,000     6.50%, 3/15/06                              95,987



                       See Notes to Financial Statements.

U.S. Bond Index Portfolio

Schedule of Portfolio Investments December 31, 1999


 Principal
  Amount          Securities                              Value
 --------         ----------                              -----
               Norwest Corp.,
$   200,000     6.75%, 6/15/07                        $    193,176
               Pitney Bowes CRD,
    100,000     8.55%, 9/15/09                             106,911
               PNC Funding Corp.,
    300,000     6.875%, 7/15/07                            286,628
               Sprint Capital Corp.,
    100,000     6.50%, 11/15/01                             99,129
               Texaco Capital, Inc.,
    100,000     8.50%, 2/15/03                             104,464
               US Bancorp,
    110,000     8.125%, 5/15/02                            112,414
               Westdeutsche Landesbank
                Girozentrale,
     40,000     6.05%, 1/15/09                              35,835
                                                      ------------
                                                         7,861,155
                                                      ------------
               Industrial - 8.6%
               Amoco Co.,
    250,000     6.50%, 8/1/07                              241,200
               AT&T Corp.:
    100,000     6.00%, 3/15/09                              91,243
     35,000     6.50%, 3/15/29                              30,054
               Burlington Resources,
     50,000     7.375%, 3/1/29                              46,969
               Cable and Wireless Communication,
    100,000     6.75%, 3/6/08                               99,292
               Campbell Soup Co.,
    250,000     4.75%, 10/1/03                             232,698
               Case Corp.,
     35,000     6.25%, 12/1/03                              33,617
               CBS Westinghouse Electric Co.,
     30,000     6.875%, 9/1/03                              29,461
               Chevron Corp.,
    100,000     6.625%, 10/1/04                             98,671
               Coca-Cola Enterprises,
    500,000     8.50%, 2/1/22                              533,461
               Comcast Cablevision,
    100,000     6.20%, 11/15/08                             90,796
               Conagra, Inc.,
    100,000     7.125%, 10/1/26                             97,915
               Corning, Inc.,
    100,000     6.85%, 3/1/29                               88,716


 Principal
  Amount          Securities                              Value
 --------         ----------                              -----
               Cox Communications,
$    10,000     6.15%, 8/1/03                         $      9,635
               DaimlerChrysler,
    150,000     7.20%, 9/1/09                              147,523
               Dana Corp.,
     45,000     6.50%, 3/1/09                               41,008
               Dayton Hudson Corp.,
    200,000     9.75%, 7/1/02                              211,496
               Delphi Auto Systems Corp.:
      5,000     6.125%, 5/1/04                               4,734
      5,000     7.125%, 5/1/29                               4,406
               Delta Airlines,
    100,000     10.375%, 12/15/22                          117,519
               Dial Corp.,
     10,000     6.50%, 9/15/08                               9,204
               E.I. duPont de Nemours Co.:
    400,000     8.125%, 3/15/04                            414,537
    150,000     6.875%, 10/15/09                           145,334
               Electronic Data Systems,
     55,000     7.125%, 10/15/09                            53,639
               Federated Department Stores,
    300,000     7.45%, 7/15/17                             286,978
               Ford Motor Co.:
    200,000     8.875%, 1/15/22                            221,284
    100,000     6.625%, 10/1/28                             87,225
    500,000     7.75%, 6/15/43                             489,000
               Gap, Inc.,
    250,000     6.90%, 9/15/07                             242,030
               General Motors Co.,
    200,000     8.80%, 3/1/21                              221,146
               Hanson Overseas PLC,
    300,000     6.75%, 9/15/05                             287,531
               Hertz Corp.,
    200,000     7.00%, 7/15/03                             197,797
               ICI Wilmington,
    100,000     6.95%, 9/15/04                              97,562
               J. Seagram & Sons,
    150,000     9.65%, 8/15/18                             171,151
               Lockheed Martin Corp.,
    200,000     7.25%, 5/15/06                             191,175
               Lucent Technologies,
     50,000     6.45%, 3/15/29                              43,681



                       See Notes to Financial Statements.

U.S. Bond Index Portfolio

Schedule of Portfolio Investments December 31, 1999


 Principal
  Amount          Securities                              Value
 --------         ----------                              -----
               Mattel, Inc.,
$   250,000     6.125%, 7/15/05                       $    228,792
               McDonalds Corp.,
    300,000     8.875%, 4/1/11                             334,188
               Merck & Co.,
    500,000     6.40%, 3/1/28                              441,959
               Nippon Telegraph & Telephone,
     10,000     6.00%, 3/25/08                               9,245
               Norfolk Southern Corp.,
    100,000     6.95%, 5/1/02                               99,292
               Potash Corp.,
    300,000     7.125%, 6/15/07                            284,379
               Procter & Gamble Co.,
    250,000     5.25%, 9/15/03                             237,499
               Prologis Trust,
     10,000     7.10%, 4/15/08                               9,270
               Republic Services, Inc.,
     10,000     7.125%, 5/15/09                              8,995
               Safeway, Inc.:
     30,000     6.05%, 11/15/03                             28,690
     40,000     7.50%, 9/15/09                              39,567
               Sears, Roebuck & Co.,
    300,000     8.30%, 10/26/04                            305,480
               Sony Corp.,
    100,000     6.125%, 3/4/03                              97,810
               Southwest Airlines Co.,
    500,000     8.00%, 3/1/05                              513,528
               Spieker Properties,
     10,000     6.80%, 5/1/04                                9,604
               TCI Communication,
    100,000     7.125%, 2/15/28                             91,979
               Tennessee Valley Authority,
    500,000     7.25%, 7/15/43                             465,234
               Time Warner, Inc.,
    100,000     6.625%, 5/15/29                             85,357
               Unicom Corp.,
     50,000     7.875%, 9/15/09                             49,189
               Union Pacific Corp.,
     16,000     6.79%, 11/9/07                              15,123
               United Technologies:
     50,000     7.00%, 9/15/06                              49,337
     10,000     6.70%, 8/1/28                                8,905


 Principal
  Amount          Securities                              Value
 --------         ----------                              -----
               Viacom, Inc.,
$    30,000     7.75%, 6/1/05                         $     30,359
               Wal Mart Stores, Inc.:
    300,000     6.50%, 6/1/03                              297,123
     90,000     6.875%, 8/10/09                             87,762
               Walt Disney Co.:
    100,000     6.375%, 3/30/01                             99,734
    100,000     6.75%, 3/30/06                              97,865
                                                      ------------
                                                         9,435,953
                                                      ------------
               Utility - 2.9%
               Baltimore Gas & Electric Co,
    300,000     8.375%, 8/15/01                            306,802
               Chesapeake & Potomac Telephone,
    200,000     7.125%, 1/15/02                            199,741
               Columbia Energy Group,
    100,000     7.62%, 11/28/25                             91,726
               Consolidated Edison,
    100,000     6.45%, 12/1/07                              94,190
               Consolidated Natural Gas,
    200,000     6.625%, 12/1/08                            185,832
               GTE North, Inc.,
    100,000     5.65%, 11/15/08                             88,886
               GTE South, Inc.,
    200,000     7.25%, 8/1/02                              200,382
               Lucent Technologies,
    100,000     5.50%, 11/15/08                             89,017
               National Rural Utilities Corp.,
    100,000     5.75%, 11/1/08                              89,965
               Pacific Gas and Electric,
    100,000     6.25%, 8/1/03                               97,231
               Potomac Electric Power,
    100,000     6.25%, 10/15/07                             96,156
               Public Service Co. of Colorado,
    100,000     6.00%, 4/15/03                              96,745
               Southern California Edison,
    200,000     6.375%, 1/15/06                            190,301
               Southwestern Bell,
    200,000     7.625%, 3/1/23                             190,980
               US West Communications,
    500,000     6.875%, 9/15/33                            417,255
               Virginia Electric Power,
    100,000     7.625%, 7/1/07                             100,158


                       See Notes to Financial Statements.

U.S. Bond Index Portfolio

Schedule of Portfolio Investments December 31, 1999


 Principal
  Amount          Securities                              Value
 --------         ----------                              -----
               Wisconsin Electric Power,
$   500,000     7.25%, 8/1/04                         $    502,412
               Worldcom, Inc.,
    150,000     6.40%, 8/15/05                             144,277
                                                      ------------
                                                         3,182,056
                                                      ------------
Total Corporate Debt Non-Convertible
 (Cost $21,602,184)                                     20,479,164
                                                      ------------
               Asset Backed
                Securities - 1.9%
               American Express Credit Card,
     50,000     5.95%, 12/15/06                             48,158
               Chase Credit Card Master Trust,
    100,000     6.66%, 1/15/07                              98,363
               Chemical Master Credit Card Trust,
    200,000     7.09%, 2/15/09                             199,731
               Citibank Credit Card Master Trust,
    250,000     6.65%, 11/15/06                            245,756
               First Union Corp,
    100,000     6.56%, 11/18/08                             94,647
               First Union Lehman Brothers
                Commercial Mortgage Trust,
    150,000     7.184%, 9/15/08                            149,234
               Fleet Credit Card Master Trust,
     40,000     6.90%, 4/16/07                              39,905
               LB Commercial Conduit
                Mortgage Trust:
    150,000     6.78%, 4/15/09                             143,111
    149,373     7.105%, 10/15/32                           148,081
               MBNA Master Credit Card Trust:
    100,000     6.40%, 1/18/05                              99,032
    150,000     6.60%, 4/16/07                             147,752
     50,000     5.90%, 8/15/11                              45,568
    100,000     7.00%, 2/15/12                              98,080
               Morgan Stanley Capital:
    180,925     6.34%, 11/15/07                            175,022
    100,000     7.11%, 7/15/09                              97,376
               Peco Energy Transition Trust,
     50,000     6.13%, 3/1/09                               46,038
               West Penn Funding LLC,
    250,000     6.98%, 12/26/08                            247,489
                                                      ------------
Total Asset Backed Securities
 (Cost $2,161,271)                                       2,123,343


 Principal
  Amount          Securities                              Value
 --------         ----------                              -----
               Foreign Debt - 3.9%
               Finance - 2.0%
               Abbey National, PLC,
$    50,000     6.69%, 10/17/05                       $     47,958
               Asian Development Bank,
    100,000     6.50%, 10/21/02                             98,947
               British Gas Finance Inc.,
    100,000     6.625%, 6/1/18                              88,521
               InterAmerican Development Bank:
     50,000     6.125%, 10/4/02                             49,370
    100,000     6.50%, 10/20/04                             98,374
    300,000     6.625%, 3/7/07                             293,399
  1,500,000     6.375%, 10/22/07                         1,439,490
               Korea Development Bank,
     75,000     7.125%, 4/22/04                             73,196
               Santander Financial Issuances,
     20,000     7.00%, 4/1/06                               19,266
                                                      ------------
                                                         2,208,521
                                                      ------------
               Foreign Government - 1.7%
               Canada:
     50,000     6.375%, 11/30/04                            49,183
    100,000     5.25%, 11/5/08                              89,033
               Kingdom of Sweden,
    220,000     12.00%, 2/1/10                             296,419
               Malaysia,
     10,000     8.75%, 6/1/09                               10,518
               Manitoba Province,
    200,000     5.50%, 10/1/08                             178,204
               Province of Ontario,
    100,000     7.375%, 1/27/03                            101,502
               Province of Quebec:
    200,000     7.00%, 1/30/07                             196,784
     50,000     5.75%, 2/15/09                              44,384
    500,000     7.125%, 2/9/24                             464,240
               Republic of Chile,
     10,000     6.875%, 4/28/09                              9,288
               Republic of Finland:
     50,000     7.875%, 7/28/04                             52,250
    200,000     5.875%, 2/27/06                            189,355
               Republic of Ireland,
    100,000     7.875%, 12/1/01                            102,391
               Republic of Korea,
     50,000     8.875%, 4/15/08                             52,611
                                                      ------------
                                                         1,836,162


                       See Notes to Financial Statements.

U.S. Bond Index Portfolio

Schedule of Portfolio Investments December 31, 1999


 Principal
  Amount          Securities                              Value
 --------         ----------                              -----
               Industrial - 0.2%
               Amoco Canada,
$   100,000     7.25%, 12/1/02                        $    101,053
               Andina de Fomento Corp.,
     10,000     7.75%, 3/1/04                               10,012
               Hydro-Quebec,
    100,000     8.40%, 1/15/22                             106,622
                                                      ------------
                                                           217,687
                                                      ------------
Total Foreign Debt (Cost $4,455,968)                     4,262,370
                                                      ------------
               Medium-Term Notes - 2.2%
               FNMA
    250,000     6.25%, 11/15/02                            247,773
    500,000     6.50%, 8/15/04                             493,571
    300,000     6.94%, 3/19/07                             289,642
    500,000     6.96%, 4/2/07                              493,956
  1,000,000     6.00%, 5/15/08 (TBA)                       936,121
                                                      ------------
Total Medium-Term Notes
 (Cost $2,578,171)                                       2,461,063
                                                      ------------
               U.S. Government and Agency Obligations - 39.5%
               FGLMC - 0.8%
    373,471     7.00%, 12/1/26                             361,668
    195,310     7.50%, 5/1/27                              193,569
    131,192     7.00%, 6/1/27                              127,046
     76,920     7.50%, 6/1/27                               76,235
    143,078     7.50%, 7/1/27                              141,803
                                                      ------------
                                                           900,321
                                                      ------------
               FHLB - 1.1%
    250,000     5.875%, 9/17/01                            247,341
  1,000,000     5.125%, 9/15/03                            946,560
                                                      ------------
                                                         1,193,901
                                                      ------------
               FHLMC - 4.3%
  1,400,000     6.625%, 9/15/09                          1,358,636
    363,895     5.50%, 11/1/13                             338,347
  1,000,009     6.50%, 12/1/14                             970,802
  1,000,000     6.50%, 11/1/23                             942,497
    266,228     7.50%, 5/1/24                              263,856
    916,078     7.00%, 12/1/24                             887,125
                                                      ------------
                                                         4,761,263


 Principal
  Amount          Securities                              Value
 --------         ----------                              -----
               FNCL - 9.5%
$   328,413     8.00%, 7/1/27                         $    331,290
     60,444     6.50%, 7/1/28                               56,991
    844,023     6.50%, 8/1/28                              795,810
    991,569     6.00%, 9/1/28                              906,968
  1,034,410     6.50%, 10/1/28                             975,323
    965,532     6.00%, 2/1/29                              884,267
    972,251     6.50%, 2/1/29                              916,714
  1,972,224     6.00%, 7/1/29                            1,806,228
  2,349,163     6.50%, 7/1/29                            2,213,594
  1,622,916     6.50%, 8/1/29                            1,530,211
                                                      ------------
                                                        10,417,396
                                                      ------------
               FNMA - 14.0%
    100,000     5.375%, 3/15/02                             97,623
  1,000,000     4.75%, 11/14/03                            931,976
  1,000,000     7.00%, 9/1/06 (TBA)                        987,497
  2,000,000     6.50%, 11/1/07 (TBA)                     1,938,120
  1,000,000     6.00%, 4/1/08 (TBA)                        948,747
    500,000     5.25%, 1/15/09                             441,040
    250,000     6.625%, 9/15/09                            242,964
  1,278,320     6.00%, 10/1/09                           1,213,871
    325,966     7.00%, 6/1/12                              322,518
    145,636     7.00%, 7/1/12                              144,096
  4,000,000     7.00%, 9/1/21 (TBA)                      3,864,990
  1,000,000     7.50%, 9/1/21 (TBA)                        987,810
  1,000,000     8.00%, 9/1/21 (TBA)                      1,006,247
    269,005     8.00%, 12/1/21                             271,362
  1,000,000     6.50%, 4/1/23 (TBA)                        941,872
    245,057     7.50%, 1/1/24                              242,568
    314,714     8.50%, 12/1/25                             323,185
    500,075     7.50%, 4/1/28                              494,994
                                                      ------------
                                                        15,401,480
                                                      ------------
               GNMA - 8.9%
  2,000,000     7.00%, 9/1/21 (TBA)                      1,932,494
  2,000,000     7.50%, 9/1/21 (TBA)                      1,977,182
    678,777     8.00%, 7/15/22                             686,272
    213,332     9.00%, 1/15/23                             223,577
  1,000,000     6.50%, 6/25/23 (TBA)                       938,435
  1,000,000     7.00%, 6/25/23 (TBA)                       964,997
  1,188,230     6.50%, 11/15/23                          1,116,566
    996,820     6.00%, 9/15/29                             907,937
    999,450     8.50%, 11/15/29                          1,029,538
                                                      ------------
                                                         9,776,998



                       See Notes to Financial Statements.

U.S. Bond Index Portfolio

Schedule of Portfolio Investments December 31, 1999


 Principal
  Amount          Securities                              Value
 --------         ----------                              -----
               Other - 0.9%
                  FFCB
$ 1,000,000 5.58%, 9/11/03                            $    959,840
                                                      ------------
Total U.S. Government and Agency Obligations
  (Cost $44,206,895)                                    43,411,199
                                                      ------------
               U.S. Treasury
               Securities - 31.7%
               U.S. Treasury Notes - 20.6%
  3,100,000     6.375%, 5/15/00                          3,108,720
  1,000,000     6.25%, 5/31/00                           1,002,188
  1,000,000     5.875%, 6/30/00                          1,001,563
    500,000     5.75%, 11/15/00                            498,907
    800,000     5.25%, 1/31/01                             793,500
  2,500,000     5.625%, 2/28/01                          2,485,938
  1,000,000     6.625%, 6/30/01                          1,006,250
    150,000     6.625%, 7/31/01                            151,031
  2,000,000     6.25%, 1/31/02                           2,000,626
    500,000     6.00%, 7/31/02                             497,188
  7,800,000     5.75%, 8/15/03                           7,639,125
  2,150,000     7.25%, 5/15/04                           2,216,517
    200,000     6.50%, 10/15/06                            199,500
     52,478     3.625%, 7/15/02 (TIPS)                      51,986
                                                      ------------
                                                        22,653,039
                                                      ------------
               U.S.Treasury Bonds - 11.1%
    540,000     9.25%, 2/15/16                             667,069
    650,000     8.125%, 8/15/19                            740,797
  5,400,000     8.75%, 8/15/20                           6,544,125
     80,000     8.125%, 5/15/21                             91,750
    500,000     8.125%, 8/15/21                            573,907
    600,000     8.00%, 11/15/21                            680,813



 Principal
  Amount/
  Shares          Securities                              Value
 --------         ----------                              -----

$   800,000     7.25%, 8/15/22                        $    843,750
    550,000     7.625%, 11/15/22                           603,453
    500,000     6.875%, 8/15/25                            509,219
    200,000     6.50%, 11/15/26                            195,000
    287,000     6.625%, 2/15/27                            284,309
    500,000     6.375%, 8/15/27                            480,157
                                                      ------------
                                                        12,214,349
                                                      ------------
Total U.S. Treasury Securities
  (Cost $35,878,291)                                    34,867,388
                                                      ------------
               Short Term
               Instrument - 16.2%
 17,873,861    Institutional Cash Management
                 (Cost $17,873,861)                     17,873,861
                                                      ------------
Total Investments
 (Cost $128,756,641)             114.0%               $125,478,388
Liabilities in Excess of
 Other Assets                    (14.0)                (15,409,567)
                                 -----                ------------
Net Assets                       100.0%               $110,068,821
                                 =====                ============

----------
Abbreviations
FFCB - Federal Farm Credit Bank
FGLMC - Federal Government Loan Mortgage Company
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Company
FNCL - Fannie Mae Conventional Loan
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
TBA - To Be Announced
TIPS - Treasury Inflation Protected Security



                       See Notes to Financial Statements.

U.S. Bond Index Portfolio

Statement of Assets and Liabilities

                                                            As of
                                                            December 31, 1999
                                                            -----------------
Assets
      Investments at Value (Cost of $128,756,641)          $      125,478,388
      Receivable for Securities Sold                               15,212,435
      Interest Receivable                                           1,641,469
      Other Receivables                                                 1,986
                                                           ------------------
Total Assets                                                      142,334,278
                                                           ------------------
Liabilities
      Payable for Securities Purchased                             32,238,028
      Due to Bankers Trust                                             14,212
      Accrued Expenses and Other                                       13,217
                                                           ------------------
Total Liabilities                                                  32,265,457
                                                           ------------------
Net Assets                                                 $      110,068,821
                                                           ==================
Composition of Net Assets
      Paid-in Capital                                      $      113,347,074
      Net Unrealized Depreciation on Investments                   (3,278,253)
                                                           ------------------
Net Assets                                                 $      110,068,821
                                                           ==================

                       See Notes to Financial Statements.

U.S. Bond Index Portfolio

Statement of Operations

                                                                        For the year ended
                                                                         December 31, 1999
                                                                         -----------------
Investment Income
      Dividends                                                             $      797,114
      Interest                                                                   4,361,202
                                                                            --------------
Total Investment Income                                                          5,158,316
                                                                            --------------
Expenses
      Advisory Fees                                                                120,330
      Administration and Services Fees                                              43,596
      Professional Fees                                                             20,031
      Trustees Fees                                                                  5,735
      Miscellaneous                                                                  2,341
                                                                            --------------
Total Expenses                                                                     192,033
Less: Fee Waivers or Expense Reimbursements                                       (104,491)
                                                                            --------------
Net Expenses                                                                        87,542
                                                                            --------------
Net Investment Income                                                            5,070,774
Realized and Unrealized Loss on Investments
      Net Realized Loss from Investment Transactions                              (694,632)
      Net Change in Unrealized Appreciation/Depreciation on Investments         (4,875,488)
                                                                            --------------
Net Realized and Unrealized Loss on Investments                                 (5,570,120)
                                                                            --------------
Net Decrease in Net Assets from Operations                                  $     (499,346)
                                                                            ==============


                       See Notes to Financial Statements.

U.S. Bond Index Portfolio

Statements of Changes in Net Assets

                                                                              For the years ended December 31,
                                                                               1999                      1998
                                                                               ----                      ----
Increase (Decrease) in Net Assets from:
            Net Investment Income                                        $     5,070,774           $     2,656,754
            Net Realized Gain (Loss) from Investment Transactions               (694,632)                  208,459
            Net Change in Unrealized Appreciation/Depreciation
                 on Investments                                               (4,875,488)                  879,816
                                                                         ---------------           ---------------
Net Increase (Decrease) in Net Assets from Operations                           (499,346)                3,745,029
                                                                         ---------------           ---------------
Capital Transactions
            Proceeds from Capital Invested                                    83,089,901                40,754,986
            Value of Capital Withdrawn                                       (36,716,446)              (11,163,198)
                                                                         ---------------           ---------------
Net Increase in Net Assets from Capital Transactions                          46,373,455                29,591,788
                                                                         ---------------           ---------------
Total Increase in Net Assets                                                  45,874,109                33,336,817
Net Assets
Beginning of Year                                                             64,194,712                30,857,895
                                                                         ---------------           ---------------
End of Year                                                              $   110,068,821           $    64,194,712
                                                                         ===============           ===============


                       See Notes to Financial Statements.

U.S. Bond Index Portfolio

Financial Highlights


Contained below are selected ratios to average net assets and other supplemental data for the periods indicated for the U.S. Bond Index Portfolio.

                                                                                           For the period
                                                                 For the years ended      June 10, 1997(1)
                                                                    December 31,               through
                                                               1999            1998       December 31, 1997
                                                               ----            ----       -----------------
Supplemental Data and Ratios:
Net Assets, End of Period (000s omitted)                     $110,069        $64,195          $30,858
Ratios to Average Net Assets:
      Net Investment Income                                      5.82%          6.02%            6.31%(2)
      Expenses After Waivers                                     0.10%          0.10%            0.10%(2)
      Expenses Before Waivers                                    0.22%          0.29%            0.28%(2)
      Decrease Reflected in Above Expense
            Ratios Due to Fee Waivers or Expense
            Reimbursements                                       0.12%          0.19%            0.18%(2)
Portfolio Turnover Rate                                           224%            82%              79%

----------
(1) Commencement of Operations.
(2) Annualized.


                       See Notes to Financial Statements.

U.S. Bond Index Portfolio

Notes to Financial Statements



Note 1--Organization and Significant
        Accounting Policies
A. Organization The U.S. Bond Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on July 1, 1996 as an unincorporated trust under the laws of New York, and began operations on June 10, 1997. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments are valued each business day by independent pricing services approved by the Trustees. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which, with accrued interest, approximates fair market value. Securities for which quotations are not readily available are stated at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from the security transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. TBA Purchase Commitments
The U.S. Bond Index Portfolio may enter into TBA (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets.

E. Federal Income Taxes
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

F. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with
        Affiliates
The Portfolio has entered into an Administration and Services Agreement with the Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .05% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .15% of the Portfolio's average daily net assets.

Bankers Trust has contractually agreed through April 30, 2000 to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to .10% of the average daily net assets of the Portfolio.

The Portfolio may invest in the Institutional Cash Management Fund (the "Cash Management Fund"), an open-end management investment company managed by Bankers Trust. The Cash Management Fund is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from the Cash Management Fund to the Portfolio as of December 31, 1999 amounted to $797,114 and are included in dividend income.

U.S. Bond Index Portfolio

Notes to Financial Statements


At December 31, 1999, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $150,000,000, which expires April 29, 2000. A commitment fee of .10% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. No amounts were drawn down or outstanding for this fund under the credit facility for the year ended December 31, 1999.

Note 3--Purchases and Sales of
        Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 1999, were $238,057,298 and $182,919,409, respectively. For federal income tax purposes, the tax basis of investments held at December 31, 1999 was $128,792,657. The aggregate gross unrealized appreciation was $8,012 and aggregate gross unrealized depreciation for all investments was $3,322,281 as of December 31, 1999.

U.S. Bond Index Portfolio

Report of Independent Accountants


To the Trustees and Holders of Beneficial Interest of
U.S. Bond Index Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Bond Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2000

U.S. Bond Index Fund

Proxy Results (unaudited)


For the year ended December 31, 1999, the Bankers Trust Advisor Funds shareholders voted on the following proposals at the annual meeting of shareholders on October 8, 1999, or as adjourned. The description of each proposal and number of shares voted are as follows:


1.  To elect the Bankers Trust Advisor Funds Board of Trustees.

                                              Shares            Shares Voted
                                               Voted              Withheld
                                                For               Authority
                                             ---------          ------------
        Mr. Charles P. Biggar                3,644,595              2,432
        Mr. S. Leland Dill                   3,644,595              2,432
        Mr. Richard T. Hale                  3,644,595              2,432
        Mr. Bruce E. Langton                 3,644,595              2,432
        Mr. Philip Saunders, Jr.             3,644,595              2,432
        Mr. Harry Van Benschoten             3,644,595              2,432
        Dr. Martin J. Gruber                 3,644,595              2,432
        Dr. Richard J. Herring               3,644,595              2,432


2. To approve the New Investment Advisory Agreement with Bankers Trust Company.

                          For                Against            Abstain
                       --------              -------           --------
                       3,647,027                --                  --

3. To approve the New Investment Advisory Agreement with Morgan Grenfell, Inc.

                          For                Against            Abstain
                       --------              -------           --------
                       3,647,027                --                  --

4. To approve the New Investment Sub-advisory Agreement with Morgan Grenfell Investment Services Ltd.

                          For                Against            Abstain
                       --------              -------           --------
                       3,647,027                --                  --

5. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund and its corresponding Portfolio.

                          For                Against            Abstain
                       --------              -------           --------
                       3,647,027                --                 --

                      This page intentionally left blank.

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                                       Deutsche Asset Management Service Center
                                       P.O. Box 219210
                                       Kansas City, MO 64121-9210

or call our toll-free number:          1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.







Institutional U.S. Bond Index Fund                          CUSIP #05576L700
BT Advisor Funds                                            511ANN (12/99)

Distributed by:
ICC Distributors, Inc.